NOVEMBER 25, 2013

ANNUAL MEETING

HomeTrust Bancshares, Inc.

It's just better here™

FORWARD-LOOKING STATEMENTS

Certain matters in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. Forward-looking statements are not statements of historical fact, are based on certain assumptions and are generally identified by use of the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future economic performance and projections of financial items. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements, including, but not limited to: the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; decreases in the secondary market for the sale of loans that we originate; results of examinations of us by the Office of the Comptroller of the Currency ("OCC") or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including the effect of Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including as a result of Dodd-Frank Act or Basel III; our ability to attract and retain deposits; increases in premiums for deposit insurance; management's assumptions in determining the adequacy of the allowance for loan losses; our ability to control operating costs and expenses, especially new costs associated with our operation as a public company; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risks associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; statements with respect to our intentions regarding disclosure and other changes resulting from the Jumpstart Our Business Startups Act of 2012 ("JOBS Act"); changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; and the other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

STRATEGIC OPERATING COMMITTEE

Leader	Role	Age	Yrs in Banking	Yrs w/HTB
Ed Broadwell	Chairman & Chief Executive Officer	74	53	48
Dana Stonestreet	President & Co-Chief Executive Officer	60	35	25
Tony VunCannon	Senior Vice President & Chief Financial Officer	48	26	21
Hunter Westbrook	Senior Vice President & Chief Banking Officer	50	26	2
Howard Sellinger	Senior Vice President & Chief Information Officer	60	38	38
Charles Abbitt	Senior Vice President & Chief Risk Officer	62	41	6
Teresa White	Senior Vice President & Chief Administration Officer	56	8 (28 in HR)	3
John Myers	Senior Vice President & Director of Mortgage Lending	59	36	36
Kathy Redmond	Vice President & Director of Retail Banking	59	41	4
			304	**183**

HOMETRUST BANK PROFILE

- Founded in 1926
- $1.7 billion in assets (as of 9/30/13)
- $368 million of capital (as of 9/30/13)
- 17 years of experience combining banks
- Largest bank headquartered in WNC
- 327 employees
- 21 branches

OUR FRANCHISE FOOTPRINT



Eden
Reidsville
Winston-Salem
Clemmons
Greensboro
Lexington
Raleigh
Weaverville
Hickory
Asheville
East Asheville
South Asheville
Clyde
Waynesville
Arden
Cherryville
North Carolina
Forest City
Hendersonville
Tryon
Shelby
Charlotte
Greenville
Rock Hill
South Carolina

CONVERSION TO PUBLIC COMPANY

- Raised over $211 million @ $10 per share
- Began trading on July 11, 2012
- Symbol HTBI
- First Trade $11.25
- Closing Price on September 30, 2013 - $16.50
  - Up 65% from our original $10 per share
  - Up 47% from our first trade

ONE YEAR STOCK PERFORMANCE



HomeTrust Bancshares, Inc. (NASDAQ: HTBI)
HTBI (+69.60%)
NASDAQ (+17.26%)
S&P Bank (+24.60%)
S&P 500 (+19.74%)
DJIA (+17.83%)
Price Change (%)
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
JUL 10
JUL
AUG
SEP
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
JUN
2012
2013

FINANCIAL INFORMATION

TONY VUNCANNON
CHIEF FINANCIAL OFFICER

YEAR-END JUNE 30, 2013 HIGHLIGHTS

- Net income of $9.0 million, compared to $4.5 million in the prior year
- Earnings per share (EPS) = $.45
- Provision for loan losses of $1.1 million, down $14.5 million (93%)
- Mortgage banking income of $5.1 million, up 33%
- Repayment of all $22 million in FHLB advances
- FHLB advance prepayment penalties of $3.1 million

QUARTER ENDED SEPTEMBER 30, 2013 HIGHLIGHTS

- Net income of $3.3 million, compared to prior year income of $1.2 million
- EPS $.17 versus $.06 in the prior year
- Recovery of loan losses of $2.3 million, compared to provision of $1.5 million in the prior year
- Mortgage banking income of $998,000, down 15%
- $906,000 decrease of REO-related expenses
- $962,000 non-recurring state income tax charge

NET INCOME



$15.0
$10.0
$5.0
$0.0
-$5.0
-$10.0
-$15.0
$3.4
$7.0
-$14.7
$4.5
$9.0
$3.3
2009
2010
2011
2012
2013
2014
(3 mos. ended 9/30/13)
For the year ended June 30,
In millions

NET INTEREST INCOME



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$42.2
$45.7
$51.6
$55.7
$53.1
$53.2
2009
2010
2011
2012
2013
2014
Annualized in yellow

For the year ended June 30,

In millions

NET INTEREST MARGIN



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.32%
3.33%
3.52%
4.02%
3.81%
3.74%
2009
2010
2011
2012
2013
2014
(3 mos. ended 9/30/13)
For the year ended June 30,

PROVISION FOR LOAN LOSSES



$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
-$5.0
$15.0
$38.6
$42.8
$15.6
$1.1
-$2.3
2009
2010
2011
2012
2013
2014
(3 mos. ended 9/30/13)

For the year ended June 30,

In millions

LOAN PORTFOLIO MIX



$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,222
$1,290
$1,331
$1,232
$1,166
$1,198
2009
2010
2011
2012
2013
9/30/2013
1-4 Family
Commercial Real Estate
Construction/ Land/ Development
Home Equity
Municipal Leases
Other

As of June 30,
In millions

TOTAL LOANS ORIGINATED



$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$562
$368
$440
$422
$463
$79
2009
2010
2011
2012
2013
2014
(3 mos. ended 9/30/13)

For the year ended June 30,

In millions

TOTAL DEPOSITS


$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$359
$654
$441
$848
$527
$738
$609
$630
$614
$540
$682
$561
2009
2010
2011
2012*
2013
9/30/2013
Core Deposits (checking, savings, money market)
Time Deposits

As of June 30,

In millions

**Excludes $227 million in stock conversion escrow account*

CHECKING ACCOUNTS


$350
$300
$250
$200
$150
$100
$50
$0
$158
$180
$204
$231
$256
$293
2009
2010
2011
2012
2013
9/30/2013
As of June 30,
In millions

CAPITAL RATIOS



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
5%
15%
6%
22%
10%
23%
Leverage Ratio
Tier I Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
Well-Capitalized by Regulators
HTB

Bank only – As of September 30, 2013 ***(Excludes HTBI Capital of $100 Million)***

ASSET QUALITY

NPAS TO TOTAL ASSETS


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.1%
3.9%
3.8%
4.7%
5.1%
5.0%
2009
2010
2011
2012
2013
9/30/2013
REO
Loans

As of June 30,

NON-PERFORMING LOANS: BY TYPE


$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$48.5
$64.2
$68.6
$67.7
2011
2012
2013
09/30/13
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/land/ development

As of June 30,

In millions

NON-PERFORMING LOANS



$80
$70
$60
$50
$40
$30
$20
$10
$0
$72.4
$71.7
$68.6
$67.7
$35
$39
$40
$37
Q2
12/31/2012
Q3
3/31/2013
Q4
6/30/2013
Q1
9/30/2013
Delinquent
Current *

In millions

**Includes loans which are current on loan payments but are classified as non-performing due to impairments or TDRs*

NET LOANS CHARGED-OFF



$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$3.6
$21.9
$34.4
$30.6
$4.1
$0.6
2009
2010
2011
2012
2013
2014
(3 mos. ended 9/30/13)
For the year ended June 30,
In millions
Other
Commercial Real Estate
Home Equity
1-4 Family
Construction/Land/ Development

LOAN PORTFOLIO – CHANGE IN RISK PROFILE

Loan composition has dramatically shifted since the 2008 peaks of construction & land/lots and construction & development loans.

Loan type	6/30/2008	% of Total	9/30/2013	% of Total	Change Since 2008 Peaks	
1-4 Family	$ 411,833	34.5%	$ 599,485	50.0%	$ 187,652	45.6%
Home Equity	130,652	11.0%	128,979	10.8%	(1,673)	-1.3%
Construction & Land/Lots	90,911	7.6%	52,202	4.4%	(38,709)	-42.6%
Consumer	2,892	0.2%	4,058	0.3%	1,166	40.3%
Commercial Real Estate	243,768	20.4%	247,258	20.6%	3,490	1.4%
Construction & Development	179,344	15.0%	32,754	2.8%	(146,590)	-81.7%
Commercial & Industrial	23,159	1.9%	18,337	1.5%	(4,822)	-20.8%
Municipal Leases	109,912	9.2%	114,926	9.6%	5,014	4.6%
Total Gross Loans	**$ 1,192,471**	**100.0%**	**$ 1,197,999**	**100.0%**	**$ 5,528**	**0.5%**

Source: Prospectus

ALLOWANCE FOR LOAN LOSSES TO TOTAL LOANS


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.04%
3.23%
3.77%
2.85%
2.75%
2.43%
2009
2010
2011
2012
2013
9/30/2013
As of June 30,

2012-2013 ACCOMPLISHMENTS

HUNTER WESTBROOK, CHIEF BANKING OFFICER

BANKGREENVILLE ACQUISITION

- Announced - May 2013
- Effective Date - July 31, 2013
- Computer system conversion – November 2013
- Total assets -$102 million
- Began in 2005
- One office, located on Woodruff Rd in Greenville, SC
- Strong in commercial/small business lending
- President and CEO has almost 30 years experience in the Greenville market
- Well established business leaders as advisory board

IMPROVING THE CUSTOMER EXPERIENCE

- New/improved products and services
  - E-Statements
  - Mobile Banking
  - Mobile Deposit (Personal and Business)
  - New business cash management products/services

- Easier to bank/do business here
  - Kill a stupid rule contest
  - Electronic signature pads for new account openings
  - Instant issue debit cards
  - Electronic Banking Support Services
  - On-line chat capability

IMPROVING THE EMPLOYEE EXPERIENCE

- Enhanced the 401(k) Plan
  - Began matching on a per pay period basis
  - Better investment options (including HTBI stock)
  - Continued our matching contribution

- Established a new Employee Stock Ownership Plan (ESOP) so that our employees are also our shareholders

IMPROVING THE EMPLOYEE EXPERIENCE

- Conducted a detailed Employee Value Survey
  - 93% participation rate
  - Goal - to understand both what makes it better here and what might be getting in the way of making this a better place to work and a better place to bank!
  - Results shared with all employees
  - Became a key driver in updating our strategic plan
  - Organizational Clarity
  - Documented and defined culture for merger/acquisition discussions

IMPROVING INTERNAL PROCESSES

- Implemented a new line of business reporting structure
  - Mortgage/Retail/Commercial
  - Open lines of communication
  - Better clarity, vision and purpose
- Established the Project Management Office
  - Provide discipline for major projects
- Established a new customer on-boarding process
  - deepen our relationship with our new customers
  - drive organic growth
- Revamped our entire mortgage loan origination process
- Created a more rigorous Enterprise Risk Management system

STRATEGIC OBJECTIVES

DANA STONESTREET, PRESIDENT/CO-CEO

STRATEGIC OBJECTIVES

A. Grow Core Competencies

B. Build our Brand – *It's Just Better Here*

C. Organic Growth

D. Strategic Consolidation

STRATEGIC OBJECTIVES

A. Grow Core Competencies

- Scalable Infrastructure
- Mortgage Banking – Completed in 2013
- Commercial Banking - 2014
- Enterprise Risk Management
- Regulatory Compliance
  - 2010 Dodd-Frank Act – **2,319 pages**
  - Dodd-Frank Regulations – **8,500 pages**
- Preserve our Culture and Values

STRATEGIC OBJECTIVES

BETTER

B. *It's just better here*℠

PASSIONATE & ENTHUSIASTIC EMPLOYEES

- Making a BETTER Difference
- Building BETTER Relationships
- Adding BETTER Value
- Growing Ourselves to be BETTER

STRATEGIC OBJECTIVES

C. Organic Growth

- Households and Businesses
  - Increase number of products provided to each customer
- Loans and Core Deposits
- New Lines of Business
  - Indirect Auto Lending
- Fee Income
  - Repriced business products for increased fee generation
- Earnings

CAPITAL MANAGEMENT

Potential uses for capital:

- Acquisitions
  - Strategic community bank consolidation
- Repurchase shares (4% in 2013 + 5% in 2013-14)
- Cash dividends
- Other general corporate purposes

STRATEGIC OBJECTIVES

D. Strategic Consolidation

- Key Drivers for Consolidation
  - Revenue headwinds for the industry
  - Asset quality problems
  - Regulatory/compliance requirements
  - Slow / low growth economic environment
  - Overcapacity
  - Management and board fatigue
  - Capital needs
  - 81% of banks (5,570) are $500 million or less in assets*

(*) Source: SNL Financial. Data as of 11/21/2013.

STRATEGIC OBJECTIVES

D. **Strategic Consolidation** (Continued)

- Community Bank Partner of Choice
  - Long-term Community Bank Model
- Fill-in and Expand Footprint in Growth Markets
- Achieve Economies of Scale
- Leverage Capital to Grow Earnings and Stockholder Value
- Financial Targets
  - Accretive to earnings
  - Accretive to tangible book value in 3 years

SUMMARY

HomeTrust Bancshares, Inc.

- 11th largest North Carolina community bank
- Tangible capital – $368 million as of 9/30/13
- Positioned to capitalize on opportunities

Management

- 304 years in banking
- 183 years with HomeTrust
- Significant experience with strategic partnerships
- Significant merger integration experience
- Our personal investment aligns our interests with stockholders
- We are focused on long term stockholder value creation

THANK YOU

QUESTIONS AND COMMENTS

In accordance with the **Rules of Conduct**, each stockholder or proxyholder has an opportunity to ask questions or make comments.

After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a stockholder or hold the proxy for a stockholder.

Please direct all questions and comments to the Chairman/Co-Chief Executive Officer or the President/Co-Chief Executive Officer of the Company.